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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): January 7, 2002
                                                    -----------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Ohio                        1-8769                   31-4362899
--------------             ----------------          ------------------
(State or other            (Commission File             (IRS Employer
jurisdiction of             Number)                  Identification No.)
incorporation)

             13405 Yarmouth Road N.W., Pickerington, Ohio   43147
           -----------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)

                                 (614) 864-6400
           -----------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
                         (Former name or former address,
                         if changed since last report.)















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Item 5.  Other Events and Regulation FD Disclosure.
--------------------------------------------------

         R.G. Barry Corporation (the "Corporation") today announced that the accelerated elimination of United States and Mexican tariffs on slippers under the North American Free Trade Agreement ("NAFTA") should enhance its ability to compete in global markets and allow it to retain more than 2,000 jobs in North America.

         The current 15% tariff on slippers made in Mexico and sold in the United States was eliminated effective January 1, 2002. Without such elimination, the tariff on Mexican-manufactured slippers would have been phased out under NAFTA over a period of six years at the rate of 2.5% per year with tariffs eliminated in their entirety on January 1, 2008. The Corporation applied last year to the Office of the United States Trade Representative for early elimination of the tariffs under procedures established under NAFTA. A copy of the press release issued by the Corporation today which provides additional information regarding the anticipated impact on the Corporation of the early elimination of the tariffs is included as Exhibit 99 to this Form 8-K.

         Because of the importance to the Corporation of obtaining early elimination of the tariffs on slippers manufactured in its plants in Mexico, the Corporation contracted with two firms to assist it in securing tariff relief. The Corporation agreed to pay each of these firms a fee if the Corporation was successful in its petition for an immediate elimination of duties on goods manufactured by it in Mexico for sale in U.S. markets. The Corporation agreed to pay to Hills & Company a fee of $200,000 if tariff acceleration was achieved. The Corporation also paid Hills & Company $50,000 during 2001 as a retainer and granted that firm warrants to purchase 25,000 of the Corporation's common shares. The Corporation is filing as Exhibits 10(a)(i) and 10(a)(ii) to this Form 8-K the warrant agreement with Hills & Company and the warrant certificate evidencing the warrants issued under the warrant agreement. The Corporation agreed to pay to S. Goldberg & Co., Inc. a total of $6.0 million, payable over a period of four years, if tariff relief was achieved. The Corporation is filing a copy of its agreement with S. Goldberg & Co., Inc. as Exhibit 10(b) to this Form 8-K.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

         (a) and (b)       Not applicable.




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         (c)      Exhibits:
                  --------

Exhibit No.                   Description
-----------                   -----------

  10(a)(i) Warrant Agreement, dated as of March 22, 2001 (the "Warrant Agreement"), between R.G. Barry Corporation and Hills & Company

 10(a)(ii)      Warrant Certificate No. 1 evidencing warrants issued on May 2,
                2001 under the Warrant Agreement

   10(b) Agreement dated July 11, 2001 between R.G. Barry Corporation and S. Goldberg & Co., Inc.

   99           Press Release issued by R.G. Barry Corporation on January 7,
                2002




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   R.G. BARRY CORPORATION


Dated: January 7, 2002             By: /s/ Daniel D. Viren
                                      ------------------------------------------
                                      Daniel D. Viren
                                      Senior Vice President-Finance,




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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated January 7, 2002

                             R. G. Barry Corporation


Exhibit No.                   Description
-----------                   -----------

  10(a)(i) Warrant Agreement, dated as of March 22, 2001 (the "Warrant Agreement"), between R.G. Barry Corporation and Hills & Company

 10(a)(ii)        Warrant Certificate No. 1 evidencing warrants issued on May 2,
                  2001 under the Warrant Agreement

   10(b) Agreement dated July 11, 2001 between R.G. Barry Corporation and S. Goldberg & Co., Inc.

   99             Press Release issued by R.G. Barry Corporation on January 7,
                  2002




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